UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 22, 2014

Wolverine World Wide, Inc.

(Exact Name of Registrant as
Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-06024 (Commission File Number)	38-1185150 (IRS Employer Identification No.)

9341 Courtland Drive Rockford, Michigan (Address of Principal Executive Offices)	49351 (Zip Code)

Registrant’s telephone number, including area code:  (616) 866-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 22, 2014, the Board of Directors of Wolverine World Wide, Inc. (the “Company”) accepted the resignations of Shirley D. Peterson and Alberto L. Grimoldi as Directors of the Company, effective on April 23, 2014. Ms. Peterson and Mr. Grimoldi tendered their resignations in accordance with the Company’s Corporate Governance Guidelines, which provide that a director must retire and resign from the Board of Directors at the Annual Meeting of Stockholders following his or her seventy-second birthday. The size of the Board was reduced from twelve to ten upon the retirement of Ms. Peterson and Mr. Grimoldi.

Item 5.03                                           Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 24, 2014, following receipt of stockholder approval at the Company’s 2014 Annual Meeting of Stockholders (the “Annual Meeting”), the Company amended its Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 160,000,000 to 320,000,000.  A copy of the Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On April 23, 2014, the Company held the Annual Meeting, at which the Company’s stockholders approved four proposals.  The proposals voted upon at the Annual Meeting and the final results of the stockholder vote on each proposal were as follows:

Proposal 1:  Election of Directors — Terms Expiring in 2017

The stockholders elected four candidates nominated by the Board of Directors to serve as directors of the Company for three-year terms expiring at the annual meeting of stockholders to be held in 2017 or until their respective successors, if any, have been elected and are qualified.  The following sets forth the results of the voting with respect to each candidate:

	Shares Voted
Name of Candidate	For	Authority Withheld	Broker Non-Votes
William K. Gerber	86,140,948	638,406	6,493,124
Blake W. Krueger	85,182,818	1,596,536	6,493,124
Nicholas T. Long	85,992,983	786,371	6,493,124
Michael A. Volkema	86,128,358	650,996	6,493,124

Proposal 2:  Certificate of Incorporation Amendment Increasing Authorized Common Stock

The stockholders approved an amendment to the Company’s Certificate of Incorporation increasing the number of authorized shares of common stock from 160,000,000 to 320,000,000.  The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
84,856,677	7,815,039	600,762	0

Proposal 3:  Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2014.  The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
92,084,351	1,125,325	62,801	0

Proposal 4:  Advisory Resolution on Executive Compensation

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Annual Meeting.  The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
85,129,112	1,161,469	488,773	6,493,124

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits:

3.1                               Amended and Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2014	WOLVERINE WORLD WIDE, INC.
(Registrant)

/s/ Brendan M. Gibbons
Brendan M. Gibbons
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Document

3.1	Amended and Restated Certificate of Incorporation